UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

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Hub Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (630) 271-3600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders of Hub Group, Inc. (the “Company”) was held on May 24, 2021. The final voting results of the 2021 Annual Meeting are set forth below. Each of these proposals is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 12, 2021 (the “Proxy Statement”).

Proposal One- Election of Directors

Each of the eight nominees for director was elected to serve as a director of the Company, each to hold office until the Annual Meeting of the Company’s Stockholders to be held in 2021 or until his or her successor is duly elected and qualified. Votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David P. Yeager	83,062,190	1,084,454	1,045,320
Mary H. Boosalis	83,261,125	885,519	1,045,320
James C. Kenny	83,168,052	978,592	1,045,320
Peter B. McNitt	83,257,381	889,263	1,045,320
Charles R. Reaves	81,627,072	2,519,572	1,045,320
Martin P. Slark	80,261,370	3,885,274	1,045,320
Jonathan P. Ward	83,257,381	889,263	1,045,320
Jenell R. Ross	83,378,472	768,172	1,045,320

Proposal Two- Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers as described in the Proxy Statement was approved on an advisory (non-binding) basis. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,324,924	766,799	54,921	1,045,320

Proposal Three-Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was ratified. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,870,770	300,178	21,016	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

Date: May 25, 2021	By:	/s/ Geoffrey F. DeMartino
Geoffrey F. DeMartino
Executive Vice President, Chief Financial Officer and Treasurer